UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 5, 2003


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


     Maryland                           0-22345                 52-1974638
     --------                          ---------                ----------
(State or other jurisdiction of  (Commission file number)  (IRS Employer
 incorporation or organization)                              Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated May 5, 2003.

ITEM 9.  Regulation FD Disclosure.

     The information contained below, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure" pursuant to SEC Release No. 33-8216. The information contained in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 5, 2003, Shore Bancshares, Inc. (the "Company") issued a press release describing the Company's financial results for the quarter ended March 31, 2003, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SHORE BANCSHARES, INC.


Dated:   May 5, 2003                  By: /s/ W. Moorhead Vermilye
                                          --------------------------------------
                                          W. Moorhead Vermilye
                                          President and CEO

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

Exhibit 99.1    Press Release dated May 5, 2003.